Exhibit 8.1

List of Subsidiaries as of December 31, 2011	Domicile

Consolidated Subsidiaries
Deutsche Bank Aktiengesellschaft	Frankfurt am Main
Abbey Life Assurance Company Limited	London
Abbey Life Trust Securities Limited	London
Abbey Life Trustee Services Limited	London
ABFS I Incorporated	Baltimore
ABS Leasing Services Company	Chicago
ABS MB Limited	Baltimore
Absolute Energy S.r.l.	Rome
AC VII Privatkunden GmbH & Co. KG	Munich
Accounting Solutions Holding Company, Inc.	Wilmington
ADARA Beteiligungs- und Verwaltungs GmbH	Cologne
ADD ONE GmbH & Co. KG	Munich
Advent Chestnut VI GmbH & Co. KG	Munich
Affordable Housing I LLC	Wilmington
Agripower Buddosò Società Agricola a Responsabilità Limitata	Pesaro
AheadCom Beteiligungs-GmbH	Frankfurt
Airport Club für International Executives GmbH	Frankfurt
Alex. Brown Financial Services Incorporated	Baltimore
Alex. Brown Investments Incorporated	Baltimore
Alex. Brown Management Services, Inc.	Baltimore
Alfred Herrhausen Gesellschaft - Das internationale Forum der Deutschen Bank - mbH	Berlin
Allsar Inc.	Wilmington
AMADEUS II ‘D’ GmbH & Co. KG	Munich
America/Asia Private Equity Portfolio (PE-US/ASIA) GmbH & Co. KG	Munich
Americas Trust Servicios de Consultoria, S.A.	Madrid
Antelope Pension Trustee Services Limited	London
AO DB Securities (Kazakhstan)	Almaty
AP Far East Limited	Hong Kong
Apex Fleet Inc.	Wilmington
APOLLON Vermögensverwaltungsgesellschaft mbH	Cologne
Aqueduct Capital S.à r.l.	Luxembourg
Arche Investments Limited	London
Argent Incorporated	Baltimore
ATHOS Beteiligungs- und Verwaltungs-GmbH	Cologne
Autumn Leasing Limited	London
Avatar Finance	George Town
AXOS Beteiligungs- und Verwaltungs-GmbH	Cologne
B.T. Vordertaunus (Luxembourg), S.à r.l.	Luxembourg
B.T.I. Investments	London
B.V. Matura Handelmaatschappij	Amsterdam
BAG	Frankfurt
Baincor Nominees Pty. Limited	Sydney
Bainpro Nominees Pty. Limited	Sydney
Bainsec Nominees Pty. Limited	Sydney
BAL Servicing Corporation	Wilmington
Bank Sal. Oppenheim jr. & Cie. (Schweiz) AG	Zurich
Bankers International Corporation	New York
Bankers International Corporation (Brasil) Ltda.	Sao Paulo
Bankers Trust Caribe Capital Markets, Inc.	Hato Rey
Bankers Trust International Finance (Jersey) Limited	St. Helier
Bankers Trust International Limited	London
Bankers Trust Investments Limited	London
Bankers Trust Nominees Limited	London
Barkly Investments Ltd.	St. Helier
Bayan Delinquent Loan Recovery 1 (SPV-AMC), Inc.	Makati City
Beachwood Properties Corp.	Wilmington
Bebek Varlik Yönetym A.S.	Istanbul
Betriebs-Center für Banken AG	Frankfurt
Betriebs-Center für Banken Processing GmbH	Frankfurt
BfI-Beteiligungsgesellschaft für Industriewerte mbH	Frankfurt
BHF Club Deal GmbH	Frankfurt
BHF Grundbesitz-Verwaltungsgesellschaft mbH	Frankfurt
BHF Grundbesitz-Verwaltungsgesellschaft mbH & Co. am Kaiserlei OHG	Frankfurt
BHF Immobilien-GmbH	Frankfurt
BHF Lux Immo S.A.	Luxembourg
BHF PEP I Beteiligungsgesellschaft mbH	Cologne
BHF PEP II Beteiligungsgesellschaft mbH	Cologne
BHF PEP III Beteiligungsgesellschaft mbH	Cologne
BHF Private Equity Management GmbH	Frankfurt
BHF Private Equity Portfolio GmbH & Co. Beteiligungs KG Nr. 1	Munich
BHF Private Equity Portfolio GmbH & Co. Beteiligungs KG Nr. 2	Munich
BHF Private Equity Portfolio GmbH & Co. Beteiligungs KG Nr. 3	Munich
BHF Private Equity Treuhand- und Beratungsgesellschaft mbH	Frankfurt
BHF Trust Management Gesellschaft für Vermögensverwaltung mbH	Frankfurt
BHF Zurich Family Office AG	Zurich
BHF-BANK (Schweiz) AG	Zurich
BHF-BANK Aktiengesellschaft	Frankfurt
BHF-BANK International S.A.	Luxembourg
BHF-Betriebsservice GmbH	Frankfurt

1 of 23

List of Subsidiaries as of December 31, 2011	Domicile
BHW - Gesellschaft für Wohnungswirtschaft mbH	Hameln
BHW - Gesellschaft für Wohnungswirtschaft mbH & Co. Immobilienverwaltungs KG	Hameln
BHW Bausparkasse Aktiengesellschaft	Hameln
BHW Direktservice GmbH	Hameln
BHW Eurofinance B.V.	Arnhem
BHW Financial S.r.l.	Verona
BHW Gesellschaft für Vorsorge mbH	Hameln
BHW Holding Aktiengesellschaft	Berlin
BHW Invest, Société à responsabilité limitée	Luxembourg
BHW Kreditservice GmbH	Hameln
BHW-Immobilien GmbH	Hameln
Billboard Partners L.P.	George Town
Biomass Holdings S.à r.l.	Luxembourg
Bleeker Investments Limited	Wilmington
Blue Cork, Inc.	Wilmington
Blue Ridge CLO Holding Company LLC	Wilmington
Bluewater Creek Management Co.	Wilmington
BNA Nominees Pty. Limited	Sydney
Bonsai Investment AG	Frauenfeld
Borfield S.A.	Montevideo
BRIMCO, S. de R.L. de C.V.	Mexico City
Britannia Limited	London
Broome Investments Limited	Wilmington
BS 2 Y.K.	Tokyo
BT American Securities (Luxembourg), S.à r.l.	Luxembourg
BT Commercial Corporation	Wilmington
BT CTAG Nominees Limited	London
BT Globenet Nominees Limited	London
BT International (Nigeria) Limited	Lagos
BT Maulbronn GmbH	Eschborn
BT Milford (Cayman) Limited	George Town
BT Muritz GmbH	Eschborn
BT Nominees (Singapore) Pte Ltd	Singapore
BT Opera Trading S.A.	Paris
BT Pension Fund Trustees Limited (in member’s voluntary liquidation)	London
BT Sable, L.L.C.	Wilmington
BT Vordertaunus Verwaltungs- und Beteiligungsgesellschaft mbH	Eschborn
BT/ABKB Partnership Management	Los Angeles
BTAS Cayman GP	George Town
BTD Nominees Pty. Limited	Sydney
BTFIC - Portugal, Gestao e Investimentos (Sociedade Unipessoal) S.A.	Funchal
BTVR Investments No. 1 Limited	St. Helier
Business Support One Y.K.	Tokyo
Buxtal Pty Limited	Sydney
C. J. Lawrence Inc.	Wilmington
CAM DREI Initiator GmbH & Co. KG	Cologne
CAM Initiator Treuhand GmbH & Co. KG	Cologne
CAM PE Verwaltungs GmbH & Co. KG	Cologne
CAM Private Equity Consulting & Verwaltungs-GmbH	Cologne
CAM Private Equity Evergreen GmbH & Co. KG UBG	Cologne
CAM Private Equity Nominee GmbH & Co. KG	Cologne
CAM Private Equity Verwaltungs-GmbH	Cologne
CAM Secondary Select I Beteiligungs GmbH	Cologne
CAM Secondary Select I GmbH & Co. KG	Cologne
CAM SEL I Initiator GmbH & Co. KG	Cologne
CAM SEL II Initiator GmbH & Co. KG	Cologne
CAM Select I Beteiligungs GmbH	Cologne
CAM Select I GmbH & Co. KG	Cologne
CAM Select II Beteiligungs GmbH	Cologne
CAM Select II GmbH & Co. KG	Cologne
3160343 Canada Inc.	Toronto
3613950 Canada, Inc.	Toronto
Caneel Bay Holding Corp.	Chicago
Cape Acquisition Corp.	Wilmington
CapeSuccess Inc.	Wilmington
CapeSuccess LLC	Wilmington
Capital Solutions Exchange Inc.	Wilmington
Cardales UK Limited	Liverpool
Career Blazers Consulting Services, Inc.	Albany
Career Blazers Contingency Professionals, Inc.	Albany
Career Blazers Learning Center of Los Angeles, Inc.	Los Angeles
Career Blazers LLC	Wilmington
Career Blazers Management Company, Inc.	Albany
Career Blazers New York, Inc.	Albany
Career Blazers of Ontario, Inc.	London, Ontario
Career Blazers Personnel Services of Washington, D.C., Inc.	Washington D.C.
Career Blazers Personnel Services, Inc.	Albany
Career Blazers Service Company, Inc.	Wilmington
Caribbean Resort Holdings, Inc.	New York
CarVal Master Fundo de Investimento em Direitos Creditórios	Sao Paulo
Cashforce International Credit Support B.V.	Rotterdam
Castlewood Expansion Partners, L.P.	Wilmington
Castor LLC	Wilmington
Cathay Advisory (Beijing) Company Ltd	Beijing

2 of 23

List of Subsidiaries as of December 31, 2011	Domicile
Cathay Asset Management Company Limited	Port Louis
Cathay Capital Company (No 2) Limited	Port Louis
CBI NY Training, Inc.	Albany
Cedar Investment Co.	Wilmington
CELENA Beteiligungs- und Verwaltungs GmbH	Cologne
Centennial River 1 Inc.	Denver
Centennial River 2 Inc.	Austin
Centennial River Acquisition I Corporation	Wilmington
Centennial River Acquisition II Corporation	Wilmington
Centennial River Corporation	Wilmington
Channel Nominees Limited	London
Charlton (Delaware), Inc.	Wilmington
China Recovery Fund LLC	Wilmington
Cinda - DB NPL Securitization Trust 2003-1	Wilmington
CITAN Beteiligungsgesellschaft mbH	Frankfurt
City Leasing (Avonside) Limited (in member’s voluntary liquidation)	London
City Leasing (Clydeside) Limited (in member’s voluntary liquidation)	London
City Leasing (Donside) Limited	London
City Leasing (Fleetside) Limited	London
City Leasing (Medwayside) Limited	London
City Leasing (Severnside) Limited	London
City Leasing (Thameside) Limited	London
City Leasing (Wearside) Limited	London
City Leasing and Partners	London
City Leasing and Partners Limited	London
City Leasing Limited	London
Civic Investments Limited	St. Helier
Clark GmbH & Co. KG	Frankfurt
CNS Cayman Holdings One Ltd.	George Town
Consumo Finance S.p.A.	Milan
Coronus L.P.	St. Helier
CREDA Objektanlage- und verwaltungsgesellschaft mbH	Bonn
CTXL Achtzehnte Vermögensverwaltung GmbH	Munich
Custom Leasing Limited	London
Cyrus J. Lawrence Capital Holdings, Inc.	Wilmington
D & S Capital Y.K.	Tokyo
D B Rail Holdings (UK) No. 1 Limited	London
D F Japan Godo Kaisha	Tokyo
D.B. International Delaware, Inc.	Wilmington
Dahlbusch Projektentwicklungsgesellschaft Leipzig/Lindenau mbH i.L.	Frankfurt
DAHOC (UK) Limited	London
DAHOC Beteiligungsgesellschaft mbH	Frankfurt
DB (Gibraltar) Holdings Limited	Gibraltar
DB (Malaysia) Nominee (Asing) Sdn. Bhd.	Kuala Lumpur
DB (Malaysia) Nominee (Tempatan) Sdn. Bhd.	Kuala Lumpur
DB (Pacific) Limited	Wilmington
DB (Pacific) Limited, New York	New York
DB (Tip Top) Limited Partnership	Toronto
DB Advisors Risk Managed Alpha (RMA) Investment Trust	Salem
DB Advisors US Large Cap Core Investment Trust	Salem
DB Advisors US Large Cap Value Investment Trust	Salem
DB Advisors US Small Cap Growth Investment Trust	Salem
DB Alex. Brown Exchange Fund I, L.P.	Baltimore
DB Alex. Brown Holdings Incorporated	Wilmington
DB Alps Corporation	Wilmington
DB Alternative Trading Inc.	Wilmington
DB Americas Asset Management Corp.	Wilmington
DB Americas Funding Corp.	Wilmington
DB Americas Infrastructure Holdings, L.L.C.	Wilmington
DB Aotearoa Investments Limited	George Town
DB Beteiligungs-Holding GmbH	Frankfurt
DB Bluebell Investments (Cayman) Partnership	George Town
DB Broker GmbH	Frankfurt
DB Canada GIPF - I Corp.	Calgary
DB Capital Management, Inc.	Wilmington
DB Capital Markets (Deutschland) GmbH	Frankfurt
DB Capital Markets Asset Management Holding GmbH	Frankfurt
DB Capital Partners (Asia), L.P.	George Town
DB Capital Partners (Europe) 2000 - A Founder Partner LP	Wilmington
DB Capital Partners (Europe) 2000 - B Founder Partner LP	Wilmington
DB Capital Partners Asia GP, Limited	George Town
DB Capital Partners Europe 2002 Founder Partner LP	Wilmington
DB Capital Partners General Partner Limited	London
DB Capital Partners Latin America, G.P. Limited	George Town
DB Capital Partners, Inc.	Wilmington
DB Capital Partners, Latin America, LP	George Town
DB Capital, Inc.	Wilmington
DB Cartera de Inmuebles 1, S.A.U.	Pozuelo de Alarcón
DB Chambers LLC	Wilmington
DB Chestnut Holdings Limited	George Town
DB Commodities Canada Ltd.	Toronto
DB Commodity Services LLC	Wilmington
DB Concerto (LP) Limited	George Town
DB Concerto Limited	George Town

3 of 23

List of Subsidiaries as of December 31, 2011	Domicile
DB Consortium S. Cons. a r.l. in liquidazione	Milan
DB Consorzio S. Cons. a r. l.	Milan
DB Corporate Advisory (Malaysia) Sdn. Bhd.	Kuala Lumpur
DB Crest Limited	St. Helier
DB Delaware Holdings (Europe) Limited	Wilmington
DB Delaware Holdings (UK) Limited	London
DB Depositor Inc.	Wilmington
DB Elara LLC	Wilmington
DB Energy Commodities Limited	London
DB Energy Trading LLC	Wilmington
DB Enfield Infrastructure Holdings Limited	St. Helier
DB Enfield Infrastructure Investments Limited	St. Helier
DB Enterprise GmbH	Luetzen-Gostau
DB Enterprise GmbH & Co. Zweite Beteiligungs KG	Luetzen-Gostau
DB Equipment Leasing, Inc.	New York
DB Equity Limited	London
DB Equity S.à r.l.	Luxembourg
DB ESC Corporation	Wilmington
DB Export-Leasing GmbH	Frankfurt
DB Fillmore Lender Corp.	Wilmington
DB Finance (Delaware), LLC	Wilmington
DB Finance Holdings, Inc.	Wilmington
DB Finance International GmbH	Eschborn
DB Finanz-Holding GmbH	Frankfurt
DB Funding Corporation # 1	Wilmington
DB Funding Corporation # 3	Wilmington
DB Funding LLC #4	Wilmington
DB Funding LLC #5	Wilmington
DB Funding LLC #6	Wilmington
DB Funding, L.P.	Baltimore
DB Galil Finance, Inc.	Wilmington
DB Ganymede 2006 L.P.	George Town
DB Global Alternative Agribusiness Master Portfolio Ltd.	George Town
DB Global Infrastructure Fund	Luxembourg
DB Global Markets Multi-Strategy Fund I Limited	George Town
DB Global Processing Services, Inc.	Wilmington
DB Global Technology, Inc.	Wilmington
DB Green Holdings Corp.	Wilmington
DB Green, Inc.	New York
DB Group Services (UK) Limited	London
DB Hawks Nest, Inc.	Wilmington
DB HedgeWorks, LLC	Wilmington
DB Holdings (New York), Inc.	New York
DB Holdings (South America) Limited	Wilmington
db home lending holdings llc	Wilmington
db home lending llc	Lake Forest
DB Horizon, Inc.	Wilmington
DB HR Solutions GmbH	Eschborn
DB Hypernova LLC	Wilmington
DB iCON Investments Limited	London
DB Immobilienfonds 2 GmbH & Co. KG	Frankfurt
DB Impact Investment Fund I, L.P.	Edinburgh
DB Industrial Holdings Beteiligungs GmbH & Co. KG	Luetzen-Gostau
DB Industrial Holdings GmbH	Luetzen-Gostau
DB Infrastructure Holdings (UK) No.1 Limited	London
DB Infrastructure Holdings (UK) No.2 Limited	London
DB Infrastructure Holdings (UK) No.3 Limited	London
DB International (Asia) Limited	Singapore
DB International Investments Limited	London
DB International Trust (Singapore) Limited	Singapore
DB Invest Fundo de Investimento Multimercado	Sao Paulo
DB Investment Management, Inc.	Wilmington
DB Investment Managers, Inc.	Wilmington
DB Investment Partners, Inc.	Wilmington
DB Investment Resources (US) Corporation	Wilmington
DB Investment Resources Holdings Corp.	Wilmington
DB Investments (GB) Limited	London
DB Io LP	Wilmington
DB IROC Leasing Corp.	New York
DB Jasmine (Cayman) Limited	George Town
DB Kredit Service GmbH	Berlin
DB Leasing Services GmbH	Frankfurt
DB Lexington Investments Inc.	Wilmington
DB Liberty, Inc.	Wilmington
DB Like-Kind Exchange Services Corp.	Wilmington
DB Litigation Fee LLC	Wilmington
DB Maia LLC	Wilmington
DB Management Partners, L.P.	Wilmington
DB Management Support GmbH	Frankfurt
DB Managers, LLC	West Trenton
DB Master Fundo de Investimento em Direitos Creditórios Não-Padronizados de Precatórios Federais	Rio de Janeiro
DB Mezzanine Fund Managing Member, LLC	New York
DB Mortgage Investment Inc.	Baltimore
DB Mortgage Services, LLC	Wilmington

4 of 23

List of Subsidiaries as of December 31, 2011	Domicile
DB Nexus American Investments (UK) Limited	London
DB Nexus Iberian Investments (UK) Limited	London
DB Nexus Investments (UK) Limited	London
DB Nominees (Hong Kong) Limited	Hong Kong
DB Nominees (Singapore) Pte Ltd	Singapore
DB Operaciones y Servicios Interactivos, A.I.E.	Barcelona
DB Overseas Finance Delaware, Inc.	Wilmington
DB Overseas Holdings Limited	London
DB Paris Investissements	Paris
DB Partnership Management II, LLC	Wilmington
DB Partnership Management Ltd.	Wilmington
DB PEP V	Luxembourg
DB PEP V Europe Parallel GmbH & Co. KG	Cologne
DB PEP V GmbH & Co. KG	Cologne
DB Perry Investments Limited	Wilmington
DB Platinum Advisors	Luxembourg
DB Portfolio Southwest, Inc.	Houston
DB Print GmbH	Frankfurt
DB Private Clients Corp.	Wilmington
DB Private Equity GmbH	Cologne
DB Private Equity International S.à r.l.	Luxembourg
DB Private Wealth Mortgage Ltd.	New York
DB PWM Collective Management Limited	Liverpool
DB PWM Private Markets I GP	Luxembourg
DB PWM Private Markets I SCA-SICAR	Luxembourg
DB Rail Trading (UK) Limited	London
DB RE Global Real Estate Management 1A, Ltd.	George Town
DB RE Global Real Estate Management 1B, Ltd.	George Town
DB Re S.A.	Luxembourg
DB Real Estate Canadainvest 1 Inc.	Toronto
DB Realty Resources, Inc.	New York
DB Renewable Holdings B.V.	Amsterdam
DB Risk Center GmbH	Berlin
DB Rivington Investments Limited	George Town
DB RMS Leasing (Cayman) L.P.	George Town
DB Road (UK) Limited	George Town
DB Samay Finance No. 2, Inc.	Wilmington
DB Saturn Investments Limited (in member’s voluntary liquidation)	London
DB Second Funding Corp.	Wilmington
DB Secondary Opportunities SICAV-SIF	Luxembourg
DB Securities S.A.	Warsaw
DB Securities Services NJ Inc.	New York
DB Sedanka Limited	George Town
DB Service Centre Limited	Dublin
DB Service Uruguay S.A.	Montevideo
DB Services Americas, Inc.	Wilmington
DB Services New Jersey, Inc.	West Trenton
DB Servicios México, S.A. de C.V.	Mexico City
DB Servizi Amministrativi S.r.l.	Milan
DB Sirius (Cayman) Limited	George Town
DB Sterling Finance Limited (in member’s voluntary liquidation)	George Town
DB Strategic Advisors, Inc.	Makati City
DB Structured Derivative Products, LLC	Wilmington
DB Structured Products, Inc.	Wilmington
DB Trips Investments Limited	George Town
DB Trust Company Limited Japan	Tokyo
DB Trustee Services Limited	London
DB Trustees (Hong Kong) Limited	Hong Kong
DB Tweed Limited	George Town
DB U.K. Nominees Limited	London
DB U.S. Financial Markets Holding Corporation	Wilmington
DB UK (Saturn) Limited (in member’s voluntary liquidation)	London
DB UK Australia Finance Limited	George Town
DB UK Australia Holdings Limited	London
DB UK Bank Limited	London
DB UK Holdings Limited	London
DB UK PCAM Holdings Limited	London
DB Valiant (Cayman) Limited (in voluntary liquidation)	George Town
DB Valoren S.à r.l.	Luxembourg
DB Value S.à r.l.	Luxembourg
DB Vanquish (UK) Limited	London
DB Vantage (UK) Limited	London
DB Vantage No.2 (UK) Limited	London
DB Vantage No.3 (UK) Limited (in member’s voluntary liquidation)	London
DB Venture Partners (Europe) 2000 Founder Partner LP	Wilmington
DB Venture Partners (Europe) 2001 Founder Partner LP	Wilmington
DB Venture Partners General Partner Limited	London
DB Vita S.A.	Luxembourg
DB Warren Investments Limited	George Town
DB Wilton Holdings, LLC	Wilmington
DBAB Wall Street, LLC	Wilmington
DBAH Capital, LLC	Wilmington
DBAH Funding Corp.	Wilmington
DBAS Cayman Holdings 1 Limited	George Town

5 of 23

List of Subsidiaries as of December 31, 2011	Domicile
DBAS Cayman Holdings 2 Limited	George Town
DBC Continuance Inc.	Toronto
DBCCA Investment Partners, Inc.	Wilmington
DBCIBZ1	George Town
DBCIBZ2	George Town
DBD Pilgrim America Corp.	Wilmington
DBFIC, Inc.	Wilmington
DBG Vermögensverwaltungsgesellschaft mbH	Frankfurt
DBIGB Finance (No. 2) Limited	London
DBNY Brazil Invest Co.	Wilmington
DBNZ Overseas Investments (No.1) Limited	George Town
DBOI Global Services (UK) Limited	London
DBOI Global Services Private Limited	Mumbai
DBRMS4	George Town
DBRMSGP1	George Town
DBRMSGP2	George Town
DBS Technology Ventures, L.L.C.	Wilmington
DBUKH Finance Limited	London
DBUSBZ1, LLC	Wilmington
DBUSBZ2, LLC	Wilmington
DBUSH Funding Corp.	Wilmington
DBUSH Markets, Inc.	Wilmington
DBVR Investments No. 3 Ltd.	Wilmington
DBX Advisors LLC	Wilmington
DBX Strategic Advisors LLC	Wilmington
De Meng Innovative (Beijing) Consulting Company Limited	Beijing
DeAM Infrastructure Limited	London
DEBEKO Immobilien GmbH & Co Grundbesitz OHG	Eschborn
DEE Deutsche Erneuerbare Energien GmbH	Duesseldorf
Deer River, L.P.	Wilmington
DEGRU Erste Beteiligungsgesellschaft mbH	Eschborn
DeKon Service GmbH	Eschborn
Delowrezham de México S. de R.L. de C.V.	Mexico City
DEMOS Beteiligungs- und Verwaltungs GmbH	Cologne
DEUFRAN Beteiligungs GmbH	Frankfurt
DEUKONA Versicherungs-Vermittlungs-GmbH	Frankfurt
Deutsche (Aotearoa) Capital Holdings New Zealand	Auckland
Deutsche (Aotearoa) Foreign Investments New Zealand	Auckland
Deutsche (New Munster) Holdings New Zealand Limited	Auckland
Deutsche Aeolia Power Production S.A.	Athens
Deutsche Alt-A Securities, Inc.	Wilmington
Deutsche Alternative Asset Management (Global) Limited	London
Deutsche Alternative Asset Management (UK) Limited	London
Deutsche Asia Pacific Finance, Inc.	Wilmington
Deutsche Asia Pacific Holdings Pte Ltd	Singapore
Deutsche Asset Management (Asia) Limited	Singapore
Deutsche Asset Management (Australia) Limited	Sydney
Deutsche Asset Management (Hong Kong) Limited	Hong Kong
Deutsche Asset Management (India) Private Limited	Mumbai
Deutsche Asset Management (Japan) Limited	Tokyo
Deutsche Asset Management (Korea) Company Limited	Seoul
Deutsche Asset Management (UK) Limited	London
Deutsche Asset Management Canada Limited	Toronto
Deutsche Asset Management Group Limited	London
Deutsche Asset Management International GmbH	Frankfurt
Deutsche Asset Management Investmentgesellschaft mbH vormals DEGEF Deutsche Gesellschaft für Fondsverwaltung mbH	Frankfurt
Deutsche Asset Management Schweiz	Zurich
Deutsche Auskunftei Service GmbH	Hamburg
Deutsche Australia Limited	Sydney
Deutsche Aviation Leasing Limited (in member’s voluntary liquidation)	London
Deutsche Bank (Cayman) Limited	George Town
DEUTSCHE BANK (CHILE) S.A.	Santiago
Deutsche Bank (China) Co., Ltd.	Beijing
Deutsche Bank (Malaysia) Berhad	Kuala Lumpur
Deutsche Bank (Malta) Ltd	St. Julians
Deutsche Bank (Mauritius) Limited	Port Louis
Deutsche Bank (Perú) S.A.	Lima
Deutsche Bank (Suisse) SA	Geneva
Deutsche Bank (Uruguay) Sociedad Anónima Institución Financiera Externa	Montevideo
DEUTSCHE BANK A.S.	Istanbul
Deutsche Bank Americas Finance LLC	Wilmington
Deutsche Bank Americas Holding Corp.	Wilmington
Deutsche Bank Bauspar-Aktiengesellschaft	Frankfurt
Deutsche Bank Berkshire Mortgage, Inc.	Wilmington
Deutsche Bank Capital Markets S.r.l.	Milan
Deutsche Bank Corretora de Valores S.A.	Sao Paulo
Deutsche Bank Europe GmbH	Frankfurt
Deutsche Bank Financial Inc.	Wilmington
Deutsche Bank Financial LLC	Wilmington
Deutsche Bank Holdings, Inc.	Wilmington
Deutsche Bank Insurance Agency Incorporated	Baltimore
Deutsche Bank Insurance Agency of Delaware	Wilmington
Deutsche Bank Insurance Agency of Massachusetts Incorporated	Boston
Deutsche Bank International Limited	St. Helier

6 of 23

List of Subsidiaries as of December 31, 2011	Domicile
Deutsche Bank International Trust Co. (Cayman) Limited	George Town
Deutsche Bank International Trust Co. (Jersey) Limited	St. Helier
Deutsche Bank International Trust Co. Limited	St. Peter Port
Deutsche Bank Investments (Guernsey) Limited	St. Peter Port
Deutsche Bank Luxembourg S.A.	Luxembourg
Deutsche Bank Mutui S.p.A.	Milan
Deutsche Bank México, S.A., Institución de Banca Múltiple	Mexico City
Deutsche Bank National Trust Company	Los Angeles
Deutsche Bank Nederland N.V.	Amsterdam
Deutsche Bank Nominees (Jersey) Limited	St. Helier
Deutsche Bank PBC Spólka Akcyjna	Warsaw
Deutsche Bank Polska Spólka Akcyjna	Warsaw
Deutsche Bank Privat- und Geschäftskunden Aktiengesellschaft	Frankfurt
Deutsche Bank Real Estate (Japan) Y.K.	Tokyo
Deutsche Bank Realty Advisors, Inc.	New York
Deutsche Bank S.A.	Buenos Aires
Deutsche Bank S.A. - Banco Alemão	Sao Paulo
Deutsche Bank Securities Inc.	Wilmington
Deutsche Bank Securities Limited	Toronto
Deutsche Bank Services (Jersey) Limited	St. Helier
Deutsche Bank Società per Azioni	Milan
Deutsche Bank Trust Company Americas	New York
Deutsche Bank Trust Company Delaware	Wilmington
Deutsche Bank Trust Company New Jersey Ltd.	Jersey City
Deutsche Bank Trust Company, National Association	New York
Deutsche Bank Trust Corporation	New York
Deutsche Bank Trustee Services (Guernsey) Limited	St. Peter Port
Deutsche Bank Österreich AG	Vienna
Deutsche Bank, Sociedad Anónima Española	Madrid
Deutsche Berri	Paris
Deutsche Capital Finance (2000) Limited	George Town
Deutsche Capital Financing (Singapore) Pte Ltd	Singapore
Deutsche Capital Hong Kong Limited	Hong Kong
Deutsche Capital Markets Algeria SPA	Algiers
Deutsche Capital Markets Australia Limited	Sydney
Deutsche Capital Partners China Limited	George Town
Deutsche Capital Singapore Limited	Singapore
Deutsche Card Services GmbH	Frankfurt
Deutsche Cayman Ltd.	George Town
Deutsche CIB Centre Private Limited	Mumbai
Deutsche Climate Change Fixed Income QP Trust	Salem
Deutsche Clubholding GmbH	Frankfurt
Deutsche Commodities Trading Co., Ltd.	Shanghai
Deutsche Courcelles	Paris
Deutsche Custody Global B.V.	Amsterdam
Deutsche Custody N.V.	Amsterdam
Deutsche Custody Nederland B.V.	Amsterdam
Deutsche Domus New Zealand Limited	Auckland
Deutsche Emerging Markets Investments (Netherlands) B.V.	Amsterdam
Deutsche Equities India Private Limited	Mumbai
Deutsche Far Eastern Asset Management Company Limited	Taipei
Deutsche Fiduciary Services (Suisse) SA	Geneva
Deutsche Finance Co 1 Pty Limited	Sydney
Deutsche Finance Co 2 Pty Limited	Sydney
Deutsche Finance Co 3 Pty Limited	Sydney
Deutsche Finance Co 4 Pty Limited	Sydney
Deutsche Finance No. 1 Limited	London
Deutsche Finance No. 2 (UK) Limited	London
Deutsche Finance No. 2 Limited	George Town
Deutsche Finance No. 3 (UK) Limited	London
Deutsche Finance No. 4 (UK) Limited	London
Deutsche Finance No. 6 (UK) Limited	London
Deutsche Financial Services Puerto Rico Corporation	San Juan
Deutsche Foras New Zealand Limited	Auckland
Deutsche Friedland	Paris
Deutsche Futures Singapore Pte Ltd	Singapore
Deutsche Global Markets Limited	Tel Aviv
Deutsche Group Holdings (SA) (Proprietary) Limited	Johannesburg
Deutsche Group Services Pty Limited	Sydney
Deutsche Grundbesitz Beteiligungsgesellschaft mbH	Eschborn
Deutsche Grundbesitz-Anlagegesellschaft mbH & Co Löwenstein Palais	Eschborn
Deutsche Grundbesitz-Anlagegesellschaft mit beschränkter Haftung	Frankfurt
Deutsche Haussmann, S.à r.l.	Luxembourg
Deutsche Holdings (BTI) Limited	London
Deutsche Holdings (Chile) S.A.	Santiago
Deutsche Holdings (Malta) Ltd.	St. Julians
Deutsche Holdings (SA) (Proprietary) Limited	Johannesburg
Deutsche Holdings Limited	London
Deutsche Holdings No. 2 Limited	London
Deutsche Holdings No. 3 Limited	London
Deutsche Holdings No. 4 Limited	London
Deutsche Hume Investments Pty Limited	Sydney
Deutsche Immobilien Leasing GmbH	Duesseldorf
Deutsche India Holdings Private Limited	Mumbai

7 of 23

List of Subsidiaries as of December 31, 2011	Domicile
Deutsche International Corporate Services (Delaware) LLC	Wilmington
Deutsche International Corporate Services (Ireland) Limited	Dublin
Deutsche International Corporate Services Limited	St. Helier
Deutsche International Custodial Services Limited	St. Helier
Deutsche International Finance (Ireland) Limited	Dublin
Deutsche International Holdings (UK) Limited	London
Deutsche International Trust Company N.V.	Amsterdam
Deutsche International Trust Corporation (Mauritius) Limited	Port Louis
Deutsche Inversiones Dos S.A.	Santiago
Deutsche Inversiones Limitada	Santiago
Deutsche Investment Management Americas Inc.	Wilmington
Deutsche Investments (Netherlands) N.V.	Amsterdam
Deutsche Investments Australia Limited	Sydney
Deutsche Investments India Private Limited	Mumbai
Deutsche Investor Services Private Limited	Mumbai
Deutsche IT License GmbH	Eschborn
Deutsche Knowledge Services Pte. Ltd.	Singapore
Deutsche Leasing New York Corp.	New York
Deutsche Long Duration Government/Credit QP Trust	Salem
Deutsche Managed Investments Limited	Sydney
Deutsche Master Funding Corporation	Wilmington
Deutsche Morgan Grenfell Group Public Limited Company	London
Deutsche Morgan Grenfell Nominees Pte Ltd	Singapore
Deutsche Mortgage & Asset Receiving Corporation	Wilmington
Deutsche Mortgage Securities, Inc.	Wilmington
Deutsche New Zealand Limited	Auckland
Deutsche Nominees Limited	London
Deutsche Overseas Issuance New Zealand Limited	Auckland
Deutsche Postbank AG	Bonn
Deutsche Postbank Finance Center Objekt GmbH	Schuttrange
Deutsche Postbank Financial Services GmbH	Frankfurt
Deutsche Postbank International S.A.	Schuttrange
Deutsche Postbank Vermögens-Management S.A.	Schuttrange
Deutsche Private Asset Management Limited	London
Deutsche Representaciones y Mandatos S.A.	Buenos Aires
Deutsche Securities (India) Private Limited	New Delhi
Deutsche Securities (Perú) S.A.	Lima
Deutsche Securities (Proprietary) Limited	Johannesburg
Deutsche Securities (SA) (Proprietary) Limited	Johannesburg
Deutsche Securities Algeria SPA	Algiers
Deutsche Securities Asia Limited	Hong Kong
Deutsche Securities Australia Limited	Sydney
Deutsche Securities Corredores de Bolsa Ltda.	Santiago
Deutsche Securities Inc.	Tokyo
Deutsche Securities Israel Ltd.	Tel Aviv
Deutsche Securities Korea Co.	Seoul
Deutsche Securities Limited	Hong Kong
Deutsche Securities Mauritius Limited	Port Louis
Deutsche Securities Menkul Degerler A.S.	Istanbul
Deutsche Securities New Zealand Limited	Auckland
Deutsche Securities Nominees Hong Kong Limited	Hong Kong
Deutsche Securities Saudi Arabia LLC	Riyadh
Deutsche Securities Sociedad de Bolsa S.A.	Buenos Aires
Deutsche Securities Venezuela S.A.	Caracas
Deutsche Securities, S.A. de C.V., Casa de Bolsa	Mexico City
Deutsche Securitisation Australia Pty Ltd	Sydney
Deutsche StiftungsTrust GmbH	Frankfurt
Deutsche Transaction France	Paris
Deutsche Transnational Trustee Corporation Inc	Charlottetown
Deutsche Trustee Company Limited	London
Deutsche Trustee Services (India) Private Limited	Mumbai
Deutsche Trustees Malaysia Berhad	Kuala Lumpur
Deutsche Ultra Core Fixed Income QP Trust	Salem
Deutsches Institut für Altersvorsorge GmbH	Frankfurt
DFC Residual Corp.	Reno
DI 2 Y.K.	Tokyo
DI Deutsche Immobilien Baugesellschaft mbH	Frankfurt
DI Deutsche Immobilien Baugesellschaft mbH & Co. Vermietungs KG	Frankfurt
DI Deutsche Immobilien Treuhandgesellschaft mbH	Frankfurt
DI Investments Corporation Y.K.	Tokyo
DIB-Consult Deutsche Immobilien- und Beteiligungs-Beratungsgesellschaft mbH	Duesseldorf
DIL Financial Services GmbH & Co. KG	Duesseldorf
DISCA Beteiligungsgesellschaft mbH	Duesseldorf
DIV Holding GmbH	Luetzen-Gostau
DMG Technology Management, L.L.C.	Wilmington
DMJV	New York
DNU Nominees Pty Limited	Sydney
DPB Regent’s Park Estates (GP) Holding Limited	London
DPB Regent’s Park Estates (LP) Holding Limited	London
DPBI Immobilien KGaA	Schuttrange
Drolla GmbH	Frankfurt
DRT Limited International SRL	Bucharest
DSL Holding Aktiengesellschaft i.A.	Bonn
DSL Portfolio GmbH & Co. KG	Bonn

8 of 23

List of Subsidiaries as of December 31, 2011	Domicile
DSL Portfolio Verwaltungs GmbH	Bonn
DTS Nominees Pty. Limited	Sydney
DVCG Deutsche Venture Capital Gesellschaft mbH & Co. Fonds II KG i.L.	Munich
DWS Finanz-Service GmbH	Frankfurt
DWS Holding & Service GmbH	Frankfurt
DWS Investment GmbH	Frankfurt
DWS Investment S.A.	Luxembourg
DWS Investments (Spain), S.G.I.I.C., S.A.	Madrid
DWS Investments Distributors, Inc.	Wilmington
DWS Investments Service Company	Wilmington
DWS Schweiz GmbH	Zurich
DWS Trust Company	Salem
DWS Vermögensverwaltungs GmbH in Liqu.	Vienna
easyhyp GmbH	Hameln
EC EUROPA IMMOBILIEN FONDS NR. 3 GmbH & CO. KG	Hamburg
Ecnarf	Paris
ECT Holdings Corp.	Wilmington
EDORA Funding GmbH	Frankfurt
Elba Finance GmbH	Eschborn
ELBI Funding GmbH	Frankfurt
ELDO ACHTE Vermögensverwaltungs GmbH	Eschborn
ELDO ERSTE Vermögensverwaltungs GmbH	Eschborn
Elizabethan Holdings Limited	George Town
Elizabethan Management Limited	George Town
Enterprise Fleet Management Exchange, Inc.	Wilmington
ERATO Beteiligungs- und Verwaltungs GmbH	Cologne
Erda Funding GmbH	Eschborn
Estate Holdings, Inc.	St. Thomas
EUROKNIGHTS IV GmbH & Co. Beteiligungs KG	Munich
European Asian Bank (Hong Kong) Nominees Limited	Hong Kong
European Private Equity Portfolio S.A., SICAR	Luxembourg
Evergreen Amsterdam Holdings B.V.	Amsterdam
Evergreen International Holdings B.V.	Amsterdam
Evergreen International Investments B.V.	Amsterdam
Evergreen International Leasing B.V.	Amsterdam
Exinor SA	Malmedy
Exporterra GmbH	Frankfurt
EXTOREL Private Equity Advisers GmbH	Munich
FARAMIR Beteiligungs- und Verwaltungs GmbH	Cologne
Farezco I, S. de R.L. de C.V.	Zapopan
Farezco II, S. de R.L. de C.V.	Zapopan
Fenix Administración de Activos S. de R.L. de C.V.	Mexico City
Fiduciaria Sant’ Andrea S.r.L.	Milan
Filaine, Inc.	Wilmington
Finanza & Futuro Banca SpA	Milan
Firstee Investments LLC	Wilmington
Fixed Income Plus	Luxembourg
FJC Property Corp.	Wilmington
Fondo de Inversión Privado NPL Fund Two	Santiago
FRANKFURT CONSULT GmbH	Frankfurt
Frankfurt Family Office GmbH	Frankfurt
Frankfurt Finanz-Software GmbH	Frankfurt
FRANKFURT-TRUST Invest Luxemburg AG	Luxembourg
FRANKFURT-TRUST Investment-Gesellschaft mit beschränkter Haftung	Frankfurt
Frankfurter Beteiligungs-Treuhand Gesellschaft mit beschränkter Haftung	Frankfurt
Frankfurter Vermögens-Treuhand Gesellschaft mit beschränkter Haftung	Frankfurt
Franz Urbig- und Oscar Schlitter-Stiftung Gesellschaft mit beschränkter Haftung	Frankfurt
Fundo de Investimento em Direitos Creditórios Nao-Padronizados - Precatório Federal 4870-1	Rio de Janeiro
Fundo de Investimento em Direitos Creditórios Nao-Padronizados - Precatórios Federais DB I	Rio de Janeiro
Fundo de Investimento em Direitos Creditórios Nao-Padronizados - Precatórios Federais DB II	Rio de Janeiro
Fundo de Investimento em Quotas de Fundos de Investimento em Direitos Creditórios Nao-Padronizados Global Markets	Rio de Janeiro
Funds Nominees Limited	London
Fünfte SAB Treuhand und Verwaltung GmbH & Co. Suhl “Rimbachzentrum” KG	Bad Homburg
G Finance Holding Corp.	Wilmington
GACC Funding Corporation	Wilmington
GAFCo Funding Corp.	Wilmington
GAVDOS GmbH	Wuppertal
GbR Goethestraße	Cologne
Gemini Technology Services Inc.	Wilmington
German American Capital Corporation	Baltimore
German European VCPII GmbH & Co. KG	Munich
Glacier Mountain, L.P.	Wilmington
Global Alliance Finance Company, L.L.C.	Wilmington
Global Commercial Real Estate Special Opportunities Limited	St. Helier
Global Markets Fundo de Investimento Multimercado	Rio de Janeiro
Global Markets III Fundo de Investimento Multimercado - Crédito Privado e Investimento No Exterior	Rio de Janeiro
Greene Investments Limited	George Town
Greenwood Properties Corp.	New York
Grundstücksgesellschaft Frankfurt Bockenheimer Landstraße GbR	Troisdorf
Grundstücksgesellschaft Köln-Ossendorf VI mbH	Cologne
Grundstücksgesellschaft Wiesbaden Luisenstraße/Kirchgasse GbR	Troisdorf
Gulara Pty Ltd	Sydney
GUO Mao International Hotels B.V.	Amsterdam
Gut Kaden Golf und Land Club GmbH	Alveslohe

9 of 23

List of Subsidiaries as of December 31, 2011	Domicile
Hac Investments Ltd.	Wilmington
HAC Investments Portugal - Servicos de Consultadoria e Gestao Ltda.	Lisbon
HAH Limited	London
Hakkeijima Godo Kaisha	Tokyo
HCA Exchange, Inc.	Wilmington
Herengracht Financial Services B.V.	Amsterdam
Hertz Car Exchange Inc.	Wilmington
Hessische Immobilien-Verwaltungs-Gesellschaft mit beschränkter Haftung	Eschborn
Home Closer LLC	New York
HTB Spezial GmbH & Co. KG	Cologne
Hudson GmbH	Eschborn
Hypotheken-Verwaltungs-Gesellschaft mbH	Frankfurt
IB Associate, LLC	New York
IC Chicago Associates LLC	Wilmington
IFN Finance B.V.	Rotterdam
IFN Finance N.V.	Antwerp
IKARIA Beteiligungs- und Verwaltungsgesellschaft mbH	Cologne
IMM Associate, LLC	New York
Imodan Limited	Port Louis
Industrie-Beteiligungs-Gesellschaft mit beschränkter Haftung	Frankfurt
International Operator Limited	London
IOS Finance EFC, S.A.	Barcelona
Iphigenie Verwaltungs GmbH	Bonn
Ironland Limited (in member’s voluntary liquidation)	London
ISTRON Beteiligungs- und Verwaltungs-GmbH	Cologne
ITAPEVA II Multicarteira FIDC Não-Padronizado	Sao Paulo
IVAF I Manager, S.à r.l.	Luxembourg
IVAF II Manager, S.à r.l.	Luxembourg
Ivy Kroner Unit Trust I	George Town
Izumo Capital YK	Tokyo
JADE Residential Property AG	Eschborn
JR Nominees (Proprietary) Limited	Johannesburg
Jyogashima Godo Kaisha	Tokyo
KARPATHOS Beteiligungs- und Verwaltungsgesellschaft mbH	Cologne
KEBA Gesellschaft für interne Services mbH	Frankfurt
KHP Knüppe, Huntebrinker & Co. GmbH	Osnabrueck
Kidson Pte Ltd	Singapore
Kingfisher Nominees Limited	Auckland
KITHOS Beteiligungs- und Verwaltungsgesellschaft mbH	Cologne
Klöckner Industriebeteiligungsgesellschaft mbH	Frankfurt
Konsul Inkasso GmbH	Essen
Kradavimd UK Lease Holdings Limited	London
LA Water Holdings Limited	George Town
Lammermuir Leasing Limited	London
Latin America Recovery Fund LLC	Wilmington
LAWL Pte. Ltd.	Singapore
Leasing Verwaltungsgesellschaft Waltersdorf mbH	Schoenefeld
LGB Beteiligungs GmbH	Cologne
Liberty Investments Limited	George Town
Licorne Gestion	Paris
Liegenschaft Hainstraße GbR	Frankfurt
London Industrial Leasing Limited	London
Long-Tail Risk Insurers, Ltd.	Hamilton
Longard Holdings Limited	Larnaca
Luxembourg Family Office S.A.	Luxembourg
LWC Nominees Limited	Auckland
MAC Investments Ltd.	George Town
MacDougal Investments Limited	Wilmington
Mallard Place, Inc.	Wilmington
Marine Investments YK	Tokyo
Matura Vermögensverwaltung mit beschränkter Haftung	Frankfurt
Maxblue Americas Holdings, S.A.	Madrid
Mayfair Center, Inc.	Wilmington
Media Entertainment Filmmanagement GmbH	Pullach
MEF I Manager, S.à r.l.	Luxembourg
Mercer Investments Limited	Wilmington
Metis Properties Limited	London
Mezzanine Capital Europe (MC-EU) GmbH & Co. KG	Munich
Mezzanine Capital Europe II (MC-EU II) GmbH & Co. KG	Munich
Mezzanine Capital USA (MC-US) GmbH & Co. KG	Munich
Mezzanine Capital USA II (MC-US II) GmbH & Co. KG	Munich
MHL Reinsurance Ltd.	Burlington
Miami MEI, LLC	Dover
Mira GmbH & Co. KG	Frankfurt
MIT Holdings, Inc.	Baltimore
MMDB Noonmark L.L.C.	Wilmington
“modernes Frankfurt” private Gesellschaft für Stadtentwicklung mbH i.L.	Frankfurt
Morgan Grenfell & Co. Limited	London
Morgan Grenfell (Local Authority Finance) Limited (in member’s voluntary liquidation)	London
Morgan Grenfell Development Capital Holdings Limited	London
Morgan Grenfell Private Equity Limited (in member’s voluntary liquidation)	London
Morgan Nominees Limited	London
Mortgage Trading (UK) Limited	London
MortgageIT Securities Corp.	Wilmington

10 of 23

List of Subsidiaries as of December 31, 2011	Domicile
MortgageIT, Inc.	New York
Mountain Recovery Fund I Y.K.	Tokyo
MRF2 Y.K.	Tokyo
MXB U.S.A., Inc.	Wilmington
Nachhaltig OP	Luxembourg
Navegator - SGFTC, S.A.	Lisbon
NCKR, LLC	Wilmington
NEPTUNO Verwaltungs- und Treuhand-Gesellschaft mit beschränkter Haftung	Cologne
Nevada Mezz 1 LLC	Wilmington
Nevada Parent 1 LLC	Wilmington
Nevada Property 1 LLC	Wilmington
Nevada Restaurant Venture 1 LLC	Wilmington
Nevada Retail Venture 1 LLC	Wilmington
New Hatsushima Godo Kaisha	Tokyo
New Prestitempo S.p.A.	Milan
Newhall LLC	Wilmington
Newport Harbor Corporation, Delaware	Wilmington
NewportX Inc.	Wilmington
NIDDA Grundstücks- und Beteiligungs-Gesellschaft mit beschränkter Haftung	Frankfurt
Nordwestdeutscher Wohnungsbauträger Gesellschaft mit beschränkter Haftung	Frankfurt
norisbank GmbH	Berlin
North American Income Fund PLC	Dublin
Northern Pines Funding, LLC	Dover
Oakwood Properties Corp.	Wilmington
Office Grundstücksverwaltungsgesellschaft mbH	Frankfurt
OOO “Deutsche Bank”	Moscow
OP-INVEST CHF Management S.A.	Luxembourg
OPB KRITI GmbH	Koenigstein
OPB Verwaltungs- und Beteiligungs-GmbH	Cologne
OPB Verwaltungs- und Treuhand GmbH	Cologne
OPB-Decima GmbH	Cologne
OPB-Holding GmbH	Cologne
OPB-Mosel GmbH	Cologne
OPB-Nona GmbH	Frankfurt
OPB-Oktava GmbH	Cologne
OPB-Quarta GmbH	Cologne
OPB-Quinta GmbH	Cologne
OPB-Rhein GmbH	Cologne
OPB-Septima GmbH	Cologne
OPB-Structuring GmbH	Cologne
Oppenheim Asset Management GmbH	Vienna
Oppenheim Asset Management Services S.à r.l.	Luxembourg
Oppenheim Beteiligungs-AG	Cologne
OPPENHEIM Beteiligungs-Treuhand GmbH	Cologne
OPPENHEIM Capital Advisory GmbH	Cologne
Oppenheim Eunomia GmbH	Cologne
OPPENHEIM Flottenfonds IV GmbH & Co. KG	Cologne
OPPENHEIM Flottenfonds V GmbH & Co. KG	Cologne
Oppenheim Fonds Trust GmbH	Cologne
OPPENHEIM Immobilien Dachfonds III GmbH & Co. KG	Cologne
Oppenheim International Finance	Dublin
OPPENHEIM Internet Fonds Manager GmbH i.L.	Cologne
Oppenheim Kapitalanlagegesellschaft mbH	Cologne
OPPENHEIM Mezzanine GmbH & Co. KG	Frankfurt
OPPENHEIM PRIVATE EQUITY Manager GmbH	Cologne
OPPENHEIM PRIVATE EQUITY Verwaltungsgesellschaft mbH	Cologne
Oppenheim VAM Kapitalanlagegesellschaft mbH	Cologne
Oppenheim Vermögenstreuhand GmbH	Cologne
OPS Nominees Pty. Limited	Sydney
OTM Capital GK	Tokyo
OVT Trust 1 GmbH	Cologne
OVV Beteiligungs GmbH	Cologne
PADUS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
Pan Australian Nominees Pty. Limited	Sydney
Paribus Köln I GmbH	Cologne
PB (USA) Holdings, Inc.	Wilmington
PB (USA) Realty Corporation	New York
PB Capital Corporation	Wilmington
PB Factoring GmbH	Bonn
PB Finance (Delaware) Inc.	Wilmington
PB Firmenkunden AG	Bonn
PB Hollywood I Hollywood Station, LLC	Dover
PB Hollywood II Lofts, LLC	Dover
PB Kreditservice GmbH	Hameln
PB Sechste Beteiligungen GmbH	Bonn
PB Service GmbH	Bonn
PB Spezial-Investmentaktiengesellschaft mit Teilgesellschaftsvermögen	Frankfurt
PBC Carnegie, LLC	Wilmington
PBC Services GmbH der Deutschen Bank	Frankfurt
PE-US/ASIA Beteiligungsgesellschaft mbH	Munich
PEIF II (Manager) Limited	St. Helier
Pelleport Investors, Inc.	New York
Pembol Nominees Limited	London
Percy Limited	Gibraltar

11 of 23

List of Subsidiaries as of December 31, 2011	Domicile
PHARMA/wHEALTH Management Company S.A.	Luxembourg
Philippine Opportunities for Growth and Income (SPV-AMC), INC.	Manila
Phoebus Investments LP	Wilmington
Phoebus Leasing Limited	George Town
Pilgrim Financial Services LLP	Wilmington
PLAKIAS Beteiligungs- und Verwaltungs-GmbH	Cologne
Plantation Bay, Inc.	St. Thomas
Plinius Verwaltungs AG	Zurich
PMG Collins, LLC	Tallahassee
Pollus L.P.	St. Helier
Polydeuce LLC	Wilmington
POND VENTURES II GmbH & Co. KG	Munich
POSEIDON Vermögensverwaltungsgesellschaft mbH	Cologne
Postbank Akademie und Service GmbH	Hameln
Postbank Beteiligungen GmbH	Bonn
Postbank Direkt GmbH	Bonn
Postbank Filial GmbH	Bonn
Postbank Filialvertrieb AG	Bonn
Postbank Finanzberatung AG	Hameln
Postbank Immobilien und Baumanagement GmbH	Bonn
Postbank Immobilien und Baumanagement GmbH & Co. Objekt Leipzig KG	Bonn
Postbank Leasing GmbH	Bonn
Postbank P.O.S. Transact GmbH	Eschborn
Postbank Support GmbH	Cologne
Postbank Systems AG	Bonn
Postbank Versicherungsvermittlung GmbH	Bonn
PPCenter, Inc.	Wilmington
Primelux Insurance S.A.	Luxembourg
Private Equity Asia Select Company III S.à r.l.	Luxembourg
Private Equity Global Select Company IV S.à r.l.	Luxembourg
Private Equity Global Select Company V S.à r.l.	Luxembourg
Private Equity Select Company S.à r.l.	Luxembourg
Private Financing Initiatives, S.L.	Barcelona
PS plus Portfolio Software + Consulting GmbH	Roedermark
PT. Deutsche Securities Indonesia	Jakarta
Public joint-stock company “Deutsche Bank DBU”	Kiev
Pyramid Ventures, Inc.	Wilmington
Quantum 13 LLC	Wilmington
RBM Nominees Pty. Limited	Sydney
Reade, Inc.	Wilmington
Red Lodge, L.P.	Wilmington
registrar services GmbH	Eschborn
Regula Limited	Road Town
REIB Europe Investments Limited	London
REIB International Holdings Limited	London
RHODOS Beteiligungs- und Verwaltungsgesellschaft mbH	Cologne
Rimvalley Limited	Dublin
Ripple Creek, L.P.	Wilmington
RMS Investments (Cayman)	George Town
RoCal, L.L.C.	Wilmington
RoCalwest, Inc.	Wilmington
RoPro U.S. Holding, Inc.	Wilmington
RoSmart LLC	Wilmington
Route 28 Receivables, LLC	Wilmington
RREEF America L.L.C.	Wilmington
RREEF China REIT Management Limited	Hong Kong
RREEF European Value Added I (G.P.) Limited	London
RREEF Fondimmobiliari Società di Gestione del Risparmio S.p.A.	Milan
RREEF India Advisors Private Limited	Mumbai
RREEF Investment GmbH	Frankfurt
RREEF Management GmbH	Frankfurt
RREEF Management L.L.C.	Wilmington
RREEF North American Infrastructure Onshore Fund A, L.P.	Wilmington
RREEF Opportunities Management S.r.l.	Milan
RREEF REFlex Fund Ltd.	George Town
RREEF Shanghai Investment Consultancy Company	Shanghai
RREEF Spezial Invest GmbH	Frankfurt
RREEFSmart, L.L.C.	Wilmington
RTS Nominees Pty Limited	Sydney
Rüd Blass Vermögensverwaltung AG	Zurich
SAB Real Estate Verwaltungs GmbH	Hameln
Sagamore Limited	London
SAGITA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
Sajima Godo Kaisha	Tokyo
Sal. Oppenheim Alternative Investments GmbH	Cologne
Sal. Oppenheim Asia Alternative Investments GmbH	Cologne
Sal. Oppenheim Boulevard Konrad Adenauer S.à r.l.	Luxembourg
Sal. Oppenheim Corporate Finance North America Holding LLC	Wilmington
Sal. Oppenheim Global Invest GmbH	Cologne
Sal. Oppenheim Healthcare Beteiligungs GmbH	Cologne
Sal. Oppenheim Investments GmbH	Cologne
Sal. Oppenheim jr. & Cie. AG & Co. Kommanditgesellschaft auf Aktien	Cologne
Sal. Oppenheim jr. & Cie. Beteiligungs GmbH	Cologne
Sal. Oppenheim jr. & Cie. Komplementär AG	Cologne

12 of 23

List of Subsidiaries as of December 31, 2011	Domicile
Sal. Oppenheim jr. & Cie. Luxembourg S.A.	Luxembourg
Sal. Oppenheim PEP Treuhand GmbH	Cologne
Sal. Oppenheim Private Equity Partners S.A.	Luxembourg
Sal. Oppenheim Private Equity Partners US L.P.	Wilmington
Sal. Oppenheim Private Equity Partners US LLC	Wilmington
SALOMON OPPENHEIM GmbH i.L.	Cologne
SAMOS Vermögensverwaltungs GmbH	Cologne
SAPIO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
Schiffsbetriebsgesellschaft Brunswik mit beschränkter Haftung	Hamburg
SCLF Godo Kaisha	Tokyo
Sechste DB Immobilienfonds Beta Dr. Rühl KG	Eschborn
SENA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Fehrenbach KG	Duesseldorf
Serviced Office Investments Limited	St. Helier
Sharps SP I LLC	Wilmington
Sherwood Properties Corp.	Wilmington
Shopready Limited	London
Silver Leaf 1 LLC	Wilmington
SIMA Private Equity 1 Beteiligungs GmbH	Hamburg
SIMA Private Equity 1 GmbH & Co. KG	Hamburg
SOAR European Equity Fund Public Limited Company	Dublin
SOP MultiAssetAllokation	Luxembourg
SSG Middle Market CLO LLC	Wilmington
STC Capital YK	Tokyo
Stoneridge Apartments, Inc.	Wilmington
Stores International Limited (in voluntary liquidation)	George Town
Structured Finance Americas, LLC	Wilmington
Sunbelt Rentals Exchange Inc.	Wilmington
Süddeutsche Vermögensverwaltung Gesellschaft mit beschränkter Haftung	Frankfurt
TAF 2 Y.K.	Tokyo
Tapeorder Limited	London
Taunus Corporation	Wilmington
Technology Ventures Five GmbH i.L.	Bonn
Telefon-Servicegesellschaft der Deutschen Bank mbH	Frankfurt
TELO Beteiligungsgesellschaft mbH	Schoenefeld
Tempurrite Leasing Limited	London
Tenedora de Valores S.A.	Santiago
TeraGate Beteiligungs-GmbH	Frankfurt
Tertia Büromaschinen Vermiet- und Leasing-Verwaltungsgesellschaft mbH	Duesseldorf
Thai Asset Enforcement and Recovery Asset Management Company Limited	Bangkok
The World Markets Company GmbH i.L.	Frankfurt
THEMIS Beteiligungs- und Verwaltungs GmbH	Cologne
Tilney (Ireland) Limited	Dublin
Tilney Acquisitions Limited (in member’s voluntary liquidation)	Liverpool
Tilney Asset Management International Limited	St. Peter Port
Tilney Funding Limited (in member’s voluntary liquidation)	Liverpool
Tilney Group Limited	Liverpool
Tilney Holdings Limited (in member’s voluntary liquidation)	Liverpool
Tilney Investment Management	Liverpool
Tilney Management Limited (in member’s voluntary liquidation)	Liverpool
TILOS Vermögensverwaltungs GmbH	Cologne
TIM (London) Limited	Liverpool
TOKOS GmbH	Luetzen-Gostau
TQI Exchange, LLC	Wilmington
Treuinvest Service GmbH	Frankfurt
Trevona Limited	Road Town
Triplereason Limited	London
Tsubasa Angel Fund Y.K.	Tokyo
U.F.G.I.S. Advisors Limited	Larnaca
U.F.G.I.S. Holdings (Cyprus) Limited	Larnaca
UDS Capital Y.K.	Tokyo
Unter Sachsenhausen Beteiligungs GmbH i.L.	Cologne
Urbistar Settlement Services, LLC	Wilmington
US Real Estate Beteiligungs GmbH	Frankfurt
Varick Investments Limited	Wilmington
VB Glas-Großhandelsgesellschaft mit beschränkter Haftung	Cologne
VCG Venture Capital Fonds III Verwaltungs GmbH	Munich
VCG Venture Capital Gesellschaft mbH	Munich
VCM Golding Mezzanine GmbH & Co. KG	Munich
VCM III Institutional Beteiligungsgesellschaft mbH	Munich
VCM III Institutional Equity Partners GmbH & Co. KG	Munich
VCM MIP 2001 GmbH & Co. KG	Munich
VCM MIP 2002 GmbH & Co. KG	Munich
VCM MIP II GmbH & Co. KG	Munich
VCM MIP III GmbH & Co. KG	Munich
VCM MIP IV GmbH & Co. KG	Munich
VCM PEP I Beteiligungsgesellschaft mbH	Munich
VCM PEP II Beteiligungsverwaltung GmbH	Munich
VCM Private Equity Portfolio GmbH & Co. Beteiligungs KG II	Munich
VCM Private Equity Portfolio GmbH & Co. KG	Munich
VCM Private Equity Portfolio GmbH & Co. KG IV	Munich
VCM REE Beteiligungstreuhand GmbH	Cologne
VCM Treuhand Beteiligungsverwaltung GmbH	Cologne
VCM VI Institutional Private Equity (B) GmbH & Co. KG	Munich
VCP Treuhand Beteiligungsgesellschaft mbH	Cologne

13 of 23

List of Subsidiaries as of December 31, 2011	Domicile
VCP Verwaltungsgesellschaft mbH	Cologne
VCPII Beteiligungsverwaltungsgesellschaft mbH	Tutzing
Vertriebsgesellschaft mbH der Deutschen Bank Privat- und Geschäftskunden	Berlin
VEXCO, LLC	Wilmington
VI Resort Holdings, Inc.	New York
VÖB-ZVD Bank für Zahlungsverkehrsdienstleistungen GmbH	Bonn
Wealthspur Investment Company Limited	Labuan
Welsh, Carson, Anderson & Stowe IX GmbH & Co. KG	Munich
WEPLA Beteiligungsgesellschaft mbH	Frankfurt
WERDA Beteiligungsgesellschaft mbH	Frankfurt
Whale Holdings S.à r.l.	Luxembourg
Whispering Woods LLC	Wilmington
Whistling Pines LLC	Wilmington
Wilhelm von Finck Deutsche Family Office AG	Grasbrunn
Wilmington Trust B6	Wilmington
Wintercrest Inc.	Wilmington
WMH (No. 15) Limited (in member’s voluntary liquidation)	London
WMH (No. 16) Limited (in member’s voluntary liquidation)	London
Wohnimmobilien Portfolio Deutschland GmbH & Co. KG	Frankfurt
World Trading (Delaware) Inc.	Wilmington
5000 Yonge Street Toronto Inc.	Toronto
ZAO “Deutsche Securities”	Moscow
ZAO “UFG Invest”	Moscow
Zweite Industrie-Beteiligungs-Gesellschaft mbH	Frankfurt
Zürich - Swiss Value AG	Zurich
Zürich - Swiss Value Invest AG	Steinhausen

Special Purpose Entities
ABATE Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
ABATIS Beteiligungsgesellschaft mbH	Duesseldorf
ABRI Beteiligungsgesellschaft mbH	Duesseldorf
ACHAP Beteiligungsgesellschaft mbH i.L.	Duesseldorf
ACHTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
ACHTUNDZWANZIGSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
ACHTZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
ACIS Beteiligungsgesellschaft mbH	Duesseldorf
ACTIO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
ACTIUM Leasobjekt GmbH & Co. Objekt Bietigheim OHG	Duesseldorf
ADEO Beteiligungsgesellschaft mbH	Duesseldorf
ADLAT Beteiligungsgesellschaft mbH	Duesseldorf
ADMANU Beteiligungsgesellschaft mbH	Duesseldorf
AETAS Beteiligungsgesellschaft mbH i.L.	Duesseldorf
AGLOM Beteiligungsgesellschaft mbH	Duesseldorf
AGUM Beteiligungsgesellschaft mbH	Duesseldorf
AKRUN Beteiligungsgesellschaft mbH	Duesseldorf
ALANUM Beteiligungsgesellschaft mbH	Duesseldorf
ALMO Beteiligungsgesellschaft mbH	Duesseldorf
Almutkirk Limited	Dublin
ALTA Beteiligungsgesellschaft mbH	Duesseldorf
Alternative LN TR 2007-HY9	New York
ANDOT Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
Andramad Limited	Dublin
Annapolis Funding Trust	Toronto
Apexel LLC	Wilmington
APUR Beteiligungsgesellschaft mbH	Duesseldorf
Asian Hybrid Investments LLP	Singapore
Aspen Funding Corp.	Charlotte
Asset Repackaging Trust B.V.	Amsterdam
Asset Repackaging Trust Five B.V.	Amsterdam
Asset Repackaging Trust Six B.V.	Amsterdam
ATAUT Beteiligungsgesellschaft mbH	Duesseldorf
Atlas Investment Company 1 S.à r.l.	Luxembourg
Atlas Investment Company 2 S.à r.l.	Luxembourg
Atlas Investment Company 3 S.à r.l.	Luxembourg
Atlas Investment Company 4 S.à r.l.	Luxembourg
Atlas Portfolio Select SPC	George Town
Atlas SICAV - FIS	Luxembourg
Avizandum Limited	Dublin
AVOC Beteiligungsgesellschaft mbH	Duesseldorf
Axia Insurance, Ltd.	Hamilton
Axiom Shelter Island LLC	San Diego
Azurix AGOSBA S.R.L.	Buenos Aires
Azurix Argentina Holding, Inc.	Wilmington
Azurix Buenos Aires S.A. (en liquidacion)	Buenos Aires
Azurix Cono Sur, Inc.	Wilmington
Azurix Corp.	Wilmington
Azurix Latin America, Inc.	Wilmington
BAKTU Beteiligungsgesellschaft mbH	Schoenefeld
BALIT Beteiligungsgesellschaft mbH	Schoenefeld
BAMAR Beteiligungsgesellschaft mbH	Schoenefeld
BARDA Beteiligungsgesellschaft mbH	Schoenefeld
BIMES Beteiligungsgesellschaft mbH	Schoenefeld
BLI Beteiligungsgesellschaft für Leasinginvestitionen mbH	Duesseldorf
Blue Ridge CLO 2009-1	Wilmington
BNP Paribas Flexi III - Fortis Bond Taiwan	Luxembourg

14 of 23

List of Subsidiaries as of December 31, 2011	Domicile
BNP Paribas Flexi III - RMB Corporate Bonds	Luxembourg
Bolsena Holding GmbH & Co. KG	Frankfurt
Bozarche Limited	George Town
Bridge No.1 Pty Limited	Sydney
Canadian Asset Acquisition Trust 2	Toronto
Canal New Orleans Holdings LLC	Dover
Canal New Orleans Hotel LLC	Wilmington
Canal New Orleans Mezz LLC	Dover
Castlebay Asia Flexible Fund SICAV-FIS - Taiwan Bond Fund	Luxembourg
Cathay Capital (Labuan) Company Limited	Labuan
Cathay Capital Company Limited	Port Louis
Cathay Strategic Investment Company Limited	Hong Kong
Cathay Strategic Investment Company No. 2 Limited	George Town
Cepangie Limited	Dublin
Charitable Luxembourg Four S.à r.l.	Luxembourg
Charitable Luxembourg Three S.à r.l.	Luxembourg
Charitable Luxembourg Two S.à r.l.	Luxembourg
CIBI Beteiligungsgesellschaft mbH	Duesseldorf
CIG (Jersey) Limited	St. Helier
CLASS Limited	St. Helier
Comprehensive Trust - IBP	Osaka
Comprehensive Trust - Wakachiku Construction Co., Ltd.	Kita-Kyushu
Concept Fund Solutions Public Limited Company	Dublin
Coriolanus Limited	Dublin
COUNTS Trust Series 2007 - 3	Newark
Cranfield Aircraft Leasing Limited	George Town
Crystal CLO, Ltd.	George Town
DAGOBA Beteiligungsgesellschaft mbH	Duesseldorf
DAINA Beteiligungsgesellschaft mbH	Duesseldorf
Dariconic Limited	Dublin
DARKU Beteiligungsgesellschaft mbH	Duesseldorf
DARUS Beteiligungsgesellschaft mbH	Duesseldorf
Dawn-BV II LLC	Wilmington
Dawn-BV LLC	Wilmington
Dawn-BV-Helios LLC	Wilmington
Dawn-G II LLC	Wilmington
Dawn-G LLC	Wilmington
Dawn-G-Helios LLC	Wilmington
DB Aircraft Leasing Master Trust	Wilmington
DB Aircraft Leasing Master Trust II	Wilmington
DB Akela, S.à r.l.	Luxembourg
DB Alternative Strategies Limited	George Town
DB Artemis Investments GP	Wilmington
DB Asia Pacific Holdings Limited	George Town
DB Aster II, LLC	Wilmington
DB Aster, Inc.	Wilmington
DB Aster, LLC	Wilmington
DB Bagheera, S.à r.l.	Luxembourg
DB Capital Investments, L.P.	Wilmington
DB Clyde, LLC	Wilmington
DB CRE Empire Hawkeye HoldCo LLC	Wilmington
DB Dawn, Inc.	Wilmington
db ETC II plc	St. Helier
db ETC Index plc	St. Helier
db ETC plc	St. Helier
DB GIF GmbH & Co. KG	Cologne
DB Global Masters Multi-Strategy Trust	George Town
DB Global Masters Trust	George Town
DB Immobilienfonds 1 Wieland KG	Frankfurt
DB Immobilienfonds 4 GmbH & Co. KG	Frankfurt
DB Immobilienfonds 5 Wieland KG	Frankfurt
DB Impact Investment (GP) Limited	London
DB Jasmine Holdings Limited	London
DB Platinum	Luxembourg
DB Platinum II	Luxembourg
DB Platinum IV	Luxembourg
DB Safe Harbour Investment Projects Limited	London
DB Sylvester Funding Limited	George Town
DB Venture Partners (Europe) 2000 LP	St. Helier
db x-trackers	Luxembourg
db x-trackers (Proprietary) Limited	Johannesburg
db x-trackers Holdings (Proprietary) Limited	Johannesburg
db x-trackers II	Luxembourg
DB Xylophone Holdings Limited (in voluntary liquidation)	George Town
DBVP Europe GP (Jersey) Limited	St. Helier
De Heng Asset Management Company Limited	Beijing
Deco 17 - Pan Europe 7 Limited	Dublin
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-2	Wilmington
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-3	Wilmington
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA5	Wilmington
Deutsche Bank Capital Finance LLC I	Wilmington
Deutsche Bank Capital Finance Trust I	Wilmington
Deutsche Bank Capital Funding LLC I	Wilmington
Deutsche Bank Capital Funding LLC IV	Wilmington

15 of 23

List of Subsidiaries as of December 31, 2011	Domicile
Deutsche Bank Capital Funding LLC IX	Wilmington
Deutsche Bank Capital Funding LLC V	Wilmington
Deutsche Bank Capital Funding LLC VI	Wilmington
Deutsche Bank Capital Funding LLC VII	Wilmington
Deutsche Bank Capital Funding LLC VIII	Wilmington
Deutsche Bank Capital Funding LLC X	Wilmington
Deutsche Bank Capital Funding LLC XI	Wilmington
Deutsche Bank Capital Funding Trust I	Newark
Deutsche Bank Capital Funding Trust IV	Wilmington
Deutsche Bank Capital Funding Trust IX	Wilmington
Deutsche Bank Capital Funding Trust V	Wilmington
Deutsche Bank Capital Funding Trust VI	Wilmington
Deutsche Bank Capital Funding Trust VII	Wilmington
Deutsche Bank Capital Funding Trust VIII	Wilmington
Deutsche Bank Capital Funding Trust X	Wilmington
Deutsche Bank Capital Funding Trust XI	Wilmington
Deutsche Bank Capital LLC I	Wilmington
Deutsche Bank Capital LLC II	Wilmington
Deutsche Bank Capital LLC III	Wilmington
Deutsche Bank Capital LLC IV	Wilmington
Deutsche Bank Capital LLC V	Wilmington
Deutsche Bank Capital Trust I	Newark
Deutsche Bank Capital Trust II	Newark
Deutsche Bank Capital Trust III	Newark
Deutsche Bank Capital Trust IV	Newark
Deutsche Bank Capital Trust V	Newark
Deutsche Bank Contingent Capital LLC I	Wilmington
Deutsche Bank Contingent Capital LLC II	Wilmington
Deutsche Bank Contingent Capital LLC III	Wilmington
Deutsche Bank Contingent Capital LLC IV	Wilmington
Deutsche Bank Contingent Capital LLC V	Wilmington
Deutsche Bank Contingent Capital Trust I	Wilmington
Deutsche Bank Contingent Capital Trust II	Wilmington
Deutsche Bank Contingent Capital Trust III	Wilmington
Deutsche Bank Contingent Capital Trust IV	Wilmington
Deutsche Bank Contingent Capital Trust V	Wilmington
Deutsche Bank SPEARs/LIFERs Trusts (DB Series)	Wilmington
Deutsche Beta Finance GmbH	Frankfurt
Deutsche Colombia S.A.	Bogotá
Deutsche Gesellschaft für Immobilien-Leasing mit beschränkter Haftung	Duesseldorf
Deutsche GUO Mao Investments (Netherlands) B.V.	Amsterdam
Deutsche Impact Investment (GP) Limited	Edinburgh
Deutsche Mortgage Securities, Inc. Series 2007-RS1	New York
Deutsche Mortgage Securities, Inc. Series 2007-RS3	New York
Deutsche Mortgage Securities, Inc. Series 2007-RS4	New York
Deutsche Mortgage Securities, Inc. Series 2007-RS5	New York
Deutsche Mortgage Securities, Inc. Series 2007-RS6	New York
Deutsche Mortgage Securities, Inc. Series 2007-RS7	New York
Deutsche Mortgage Securities, Inc. Series 2007-RS8	New York
Deutsche Mortgage Securities, Inc. Series 2008-RS1	New York
Deutsche Mortgage Securities, Inc. Series 2009-RS4	Santa Ana
Deutsche OBU Pty Limited	Sydney
Deutsche Postbank Funding LLC I	Wilmington
Deutsche Postbank Funding LLC II	Wilmington
Deutsche Postbank Funding LLC III	Wilmington
Deutsche Postbank Funding LLC IV	Wilmington
Deutsche Postbank Funding Trust I	Wilmington
Deutsche Postbank Funding Trust II	Wilmington
Deutsche Postbank Funding Trust III	Wilmington
Deutsche Postbank Funding Trust IV	Wilmington
DIL Beteiligungs-Stiftung	Duesseldorf
DIL Europa-Beteiligungsgesellschaft mbH i.L.	Duesseldorf
DIL Fonds-Beteiligungsgesellschaft mbH	Duesseldorf
DJ Williston Swaps LLC	Wilmington
DONARUM Holding GmbH	Duesseldorf
DREIUNDZWANZIGSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
DREIZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
DRITTE Fonds-Beteiligungsgesellschaft mbH	Duesseldorf
DRITTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
Dusk II, LLC	Wilmington
Dusk LLC	Wilmington
DWS Bond Flexible	Luxembourg
DWS Concept	Luxembourg
DWS Institutional Money plus	Luxembourg
DWS Institutional USD Money plus	Luxembourg
Dyna Holding GmbH	Eschborn
Earls Eight Limited	George Town
EARLS Trading Limited	George Town
1221 East Denny Owner, LLC	Wilmington
EBEMUS Beteiligungsgesellschaft mbH	Schoenefeld
Edomizaka Tokutei Mokuteki Kaisha	Tokyo
EGOM Beteiligungsgesellschaft mbH	Schoenefeld
EINATUS Beteiligungsgesellschaft mbH	Schoenefeld
EINUNDZWANZIGSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf

16 of 23

List of Subsidiaries as of December 31, 2011	Domicile
Eirles Three Limited	Dublin
Eirles Two Limited	Dublin
ELC Logistik-Centrum Verwaltungs-GmbH	Erfurt
ELFTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
Elmo Funding GmbH	Eschborn
Elmo Leasing Achte GmbH	Eschborn
Elmo Leasing Dreiundzwanzigste GmbH	Eschborn
Elmo Leasing Dreizehnte GmbH	Eschborn
Elmo Leasing Dritte GmbH	Eschborn
Elmo Leasing Elfte GmbH	Eschborn
Elmo Leasing Neunte GmbH	Eschborn
Elmo Leasing Sechste GmbH	Eschborn
Elmo Leasing Siebte GmbH	Eschborn
Elmo Leasing Vierzehnte GmbH	Eschborn
Elmo Leasing Zwölfte GmbH	Eschborn
Emerging Markets Capital Protected Investments Ltd	George Town
Emeris	George Town
EOP Manager, LLC	Wilmington
Equinox Credit Funding Public Limited Company	Dublin
Equipment Management Services LLC	Wilmington
Erste Frankfurter Hoist GmbH	Frankfurt
Escoyla Limited	Dublin
ETFS Industrial Metal Securities Limited	St. Helier
Eurohome (Italy) Mortgages S.r.l.	Conegliano
Fandaro Limited	Dublin
Farsala Investment SRL	Bucharest
Film Asset Securitization Trust 2009-1	New York
Finaqua Limited	London
Fixed Income Flexible	Luxembourg
Fortis Flexi IV - Bond Medium Term RMB	Luxembourg
FÜNFTE Fonds-Beteiligungsgesellschaft mbH	Duesseldorf
FÜNFTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
FÜNFUNDZWANZIGSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
FÜNFZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
G.O. III Luxembourg Oxford S.à r.l.	Luxembourg
GAC-HEL, Inc.	Wilmington
GC Re	Hamilton
GEM ERI Limited	George Town
Gemini Securitization Corp., LLC	Boston
GEWE-Falkenberg Beteiligungsgesellschaft mbH	Duesseldorf
Global Opportunities Co-Investment Feeder, LLC	Wilmington
Global Opportunities Co-Investment, LLC	Wilmington
GMS Global Investment Strategy II Fund	Frankfurt
Gottex ABI II Fund Limited	George Town
GWC-GAC Corp.	Wilmington
H21 Absolute Return Portfolios SPC - Class ARP-A00-10150	George Town
Hamildak Limited	Dublin
Harbour Finance Limited	Dublin
Herodotus Limited	George Town
HESTA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Frankfurt KG	Duesseldorf
Hotel Majestic LLC	Wilmington
HSBC Funding (Deutschland) GmbH	Bad Soden am Taunus
Immobilien-Vermietungsgesellschaft von Quistorp GmbH & Co. Objekt Altlandsberg KG	Duesseldorf
Infigate GmbH i.K.	Essen
Infrastructure Holdings (Cayman) SPC	George Town
Investors Cash Trust	Boston
IQ-Markets SA	Luxembourg
IRADO Holding Limited	George Town
IVAF (Jersey) Limited	St. Helier
Ixion Public Limited Company	Dublin
JWB Leasing Limited Partnership	London
Kasteel Roos	Ghent
Kelsey Street LLC	Wilmington
Kelvivo Limited	Dublin
Kingfisher (Ontario) LP	Toronto
Kingfisher Canada Holdings LLC	Wilmington
Kingfisher Holdings I (Nova Scotia) ULC	Halifax
Kingfisher Holdings II (Nova Scotia) ULC	Halifax
Kingfisher Holdings LLC	Wilmington
KOMPASS 3 Beteiligungsgesellschaft mbH	Duesseldorf
KOMPASS 3 Erste Beteiligungsgesellschaft mbH & Co. Euro KG	Duesseldorf
KOMPASS 3 Zweite Beteiligungsgesellschaft mbH & Co. USD KG	Duesseldorf
La Fayette Dedicated Basket Ltd.	Road Town
Labuan (Cranfield) Aircraft Leasing Limited	Labuan
Lambourn Spólka z ograniczona odpowiedzialnoscia	Warsaw
LARS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hagen KG	Duesseldorf
LECTIO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Weimar KG	Duesseldorf
Legacy BCC Receivables, LLC	Wilmington
Leo Consumo 1 S.r.l.	Conegliano
Leo Consumo 2 S.r.l.	Conegliano
Leonardo Charitable 1 LLC	Wilmington
Linker Finance plc	Dublin
Luscina Limited	Dublin
Maestrale Projects (Holding) S.A.	Luxembourg

17 of 23

List of Subsidiaries as of December 31, 2011	Domicile
Maher 1210 Corbin LLC	Wilmington
Maher Chassis Management LLC	Wilmington
Maher Terminals Holding Corp.	Toronto
Maher Terminals LLC	Wilmington
Maher Terminals Logistics Systems LLC	Wilmington
Maher Terminals USA, LLC	Wilmington
MAN Investments SAC Limited	Hamilton
Manta Acquisition LLC	Wilmington
Manta Group LLC	Wilmington
Maritime Indemnity Insurance Co	Hamilton
Market Access III - CYD Market Neutral Plus Index Fund	Luxembourg
Mars Investment Trust II	New York
Mars Investment Trust III	New York
Master Aggregation Trust	Wilmington
Maxima Alpha Bomaral Limited	St. Helier
Mazuma Capital Funds Limited	Hamilton
MEFIS Beteiligungsgesellschaft mbH	Frankfurt
Mekabo B.V.	Amsterdam
Merlin I	George Town
Merlin II	George Town
Merlin XI	George Town
Micro-E Finance S.r.l.	Rome
Mikrofinanz Beteiligungsgesellschaft ZWEI GmbH i.L.	Duesseldorf
MIRABILIS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Berching KG	Duesseldorf
MMCapS Funding XVIII Ltd. - Resecuritization Trust 2010-RS1	Wilmington
Montage Funding LLC	Dover
Monterey Funding LLC	Wilmington
Moon Leasing Limited	London
MortgageIT Capital Trust I	Newark
MortgageIT Capital Trust III	Wilmington
MortgageIT Trust 2004-1	New York
Motion Picture Productions One GmbH & Co. KG	Frankfurt
MPP Beteiligungsgesellschaft mbH	Frankfurt
NBG Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
NCW Holding Inc.	Vancouver
NeoAnemos S.r.l.	Milan
Netron Investment SRL	Bucharest
NEUNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
NEUNZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
Newport Funding Corp.	Charlotte
Nexus Infrastruktur Beteiligungsgesellschaft mbH	Duesseldorf
Nineco Leasing Limited	London
NOFA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
North Las Vegas Property LLC	Wilmington
Norvadano Limited	Dublin
Novelties Distribution LLC	Wilmington
Odin Mortgages Limited	London
Okanagan Funding Trust	Toronto
Oona Solutions, Fonds Commun de Placement	Luxembourg
OPAL	Luxembourg
Operadora de Buenos Aires S.R.L.	Buenos Aires
OPPENHEIM Portfolio Advisors VI GmbH & Co. KG	Cologne
Optima Emerging Markets Fund Limited	Hamilton
Opus One Private Real Estate Fund	Seoul
Oran Limited	George Town
Ornegin Investment SRL	Bucharest
Owner Trust MSN 199	Salt Lake City
Owner Trust MSN 23336	Salt Lake City
Owner Trust MSN 23337	Salt Lake City
Owner Trust MSN 23338	Salt Lake City
Owner Trust MSN 23344	Salt Lake City
Owner Trust MSN 23887	Salt Lake City
Owner Trust MSN 240	Salt Lake City
Owner Trust MSN 241	Salt Lake City
Owner Trust MSN 24452	Salt Lake City
Owner Trust MSN 24453	Salt Lake City
Owner Trust MSN 24788	Salt Lake City
Owner Trust MSN 25120	Salt Lake City
Owner Trust MSN 25259	Salt Lake City
Owner Trust MSN 25884	Salt Lake City
Owner Trust MSN 264	Salt Lake City
Owner Trust MSN 27833	Salt Lake City
Owner Trust MSN 87	Salt Lake City
Owner Trust MSN 88	Salt Lake City
Oystermouth Holding Limited	Nicosia
PADEM Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
PADOS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
PAGUS Beteiligungsgesellschaft mbH	Duesseldorf
PALDO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
Palladium Securities 1 S.A.	Luxembourg
PALLO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
PALLO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Seniorenresidenzen KG	Duesseldorf
PanAsia Funds Investments Ltd.	George Town
PANIS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf

18 of 23

List of Subsidiaries as of December 31, 2011	Domicile
PANTIS Beteiligungsgesellschaft mbH i.L.	Duesseldorf
PANTUR Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
PARTS Funding, LLC	Wilmington
PARTS Student Loan Trust 2007-CT1	Wilmington
PARTS Student Loan Trust 2007-CT2	Wilmington
PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
PEDIS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
PEDIS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Briloner KG	Duesseldorf
PEDUM Beteiligungsgesellschaft mbH	Duesseldorf
PEIF II S.C.A.	Luxembourg
PENDIS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
PENTOS Grundstücks-Vermietungsgesellschaft mbH i.L.	Duesseldorf
PENTUM Beteiligungsgesellschaft mbH	Duesseldorf
PERGOS Beteiligungsgesellschaft mbH	Duesseldorf
PERGUM Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
PERLIT Mobilien-Vermietungsgesellschaft mbH	Duesseldorf
PERLU Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
PERNIO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
Pertwee Leasing Limited Partnership	London
Peruda Leasing Limited	London
Perus 1 S.à r.l.	Luxembourg
Perus 2 S.à r.l.	Luxembourg
Perus Investments S.à r.l.	Luxembourg
PERXIS Beteiligungsgesellschaft mbH	Duesseldorf
PETA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
Picture Financial Funding (No.2) Limited	Newport
Picture Financial Jersey (No.2) Limited	St. Helier
Picture Home Loans (No.2) Limited	London
PONTUS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
Port Elizabeth Holdings LLC	Wilmington
PRADUM Beteiligungsgesellschaft mbH	Duesseldorf
PRASEM Beteiligungsgesellschaft mbH	Duesseldorf
PRATES Grundstücks-Vermietungsgesellschaft mbH	Schoenefeld
Prince Rupert Luxembourg S.à r.l.	Senningerberg
PRISON Grundstücks-Vermietungsgesellschaft mbH	Schoenefeld
Private Equity Invest Beteiligungs GmbH	Duesseldorf
Private Equity Life Sciences Beteiligungsgesellschaft mbH	Duesseldorf
PROVIDE Domicile 2009-1 GmbH	Frankfurt
PUDU Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
PUKU Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
PURIM Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
PURIM Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Burscheid KG	Duesseldorf
QUANTIS Grundstücks-Vermietungsgesellschaft mbH	Schoenefeld
Quartz No. 1 S.A.	Luxembourg
QUELLUM Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
QUOTAS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
R/H Hawthorne Plaza Associates, LLC	Wilmington
Reference Capital Investments Limited	London
Regal Limited	George Town
REO Properties Corporation	Wilmington
Residential Mortgage Funding Trust	Toronto
Rhein - Main Securitisation Limited	St. Helier
Rhein-Main No. 12 Limited	St. Helier
Rhein-Main No. 14 Limited	St. Helier
Rhein-Main No. 5 Mortgage Purchase Limited	St. Helier
Rheingold No.1 Limited	St. Helier
Rheingold No.10 Limited	St. Helier
Rheingold No.14 (Jersey) Limited	St. Helier
Rheingold No.9 Limited	St. Helier
Rheingold Securitisation Limited	St. Helier
RHOEN 2008-1 GmbH	Frankfurt
Riverside Funding LLC	Dover
RM Ayr Delaware LLC	Dover
RM Ayr Limited	Dublin
RM Chestnut Delaware LLC	Dover
RM Chestnut Limited	Dublin
RM Delaware Multi-Asset LLC	Wilmington
RM Delaware Triple-A LLC	Dover
RM Fife Delaware LLC	Dover
RM Fife Limited	Dublin
RM Multi-Asset Limited	Dublin
RM Sussex Delaware LLC	Dover
RM Sussex Limited	Dublin
RM Triple-A Limited	Dublin
Route 28 Titling Trust	Wilmington
RREEF G.O. III Luxembourg One S.à r.l.	Luxembourg
RREEF G.O. III Malta Limited	Valletta
RREEF Global Opportunities Fund III, LLC	Wilmington
RREEF GO III Mauritius One Limited	Port Louis
RREEF GO III Mauritius Two Limited	Port Louis
RREEF North American Infrastructure Fund A, L.P.	Wilmington
RREEF North American Infrastructure Fund B, L.P.	Wilmington
SABIS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SABRE Securitisation Limited	Sydney

19 of 23

List of Subsidiaries as of December 31, 2011	Domicile
SAITA Grundstücks-Vermietungsgesellschaft mbH i.L.	Duesseldorf
SALIX Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SALUS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SALUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Brandenburg KG	Duesseldorf
SALUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Dresden KG	Duesseldorf
SALUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Schwarzheide KG	Duesseldorf
SANCTOR Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SANCTOR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Nürnberg KG	Duesseldorf
SANDIX Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SANDIX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hafen KG	Duesseldorf
SANO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
Saratoga Funding Corp., LLC	Wilmington
SARIO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SATINA Mobilien-Vermietungsgesellschaft mbH	Duesseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Datteln KG	Duesseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Eisenach KG	Duesseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Iserlohn KG i.L.	Duesseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Osnabrück KG	Duesseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Siekmann KG	Duesseldorf
SCHEDA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
Schiffsbetriebsgesellschaft FINNA mbH	Hamburg
Schiffsbetriebsgesellschaft GRIMA mbH	Hamburg
SCITOR Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SCUDO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SCUDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Kleine Alexanderstraße KG	Duesseldorf
SECHSTE Fonds-Beteiligungsgesellschaft mbH	Duesseldorf
SECHSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
SECHSUNDZWANZIGSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
SECHZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
SEDO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
Sedona Capital Funding Corp., LLC	Charlotte
SEGES Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SEGU Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SELEKTA Grundstücksverwaltungsgesellschaft mbH	Duesseldorf
SENA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SENA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Halle II KG	Duesseldorf
SERICA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SERICA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Frankfurt KG	Duesseldorf
Sharps CDO II Ltd.	George Town
SIDA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SIEBENUNDZWANZIGSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
SIEBTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
SIEBZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
SIFA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SILANUS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SILANUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Bonn KG	Duesseldorf
SILEX Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SILEX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Rostock und Leipzig KG	Duesseldorf
SILEX Grundstücks-Vermietungsgesellschaft mbH Objekt Eduard Dyckerhoff OHG	Duesseldorf
SILIGO Mobilien-Vermietungsgesellschaft mbH	Duesseldorf
SILUR Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SILUR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Markdorf KG	Duesseldorf
SILUR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Tübingen KG	Duesseldorf
SILUR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Uhingen KG	Duesseldorf
SIMILA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
Singer Island Tower Suite LLC	Wilmington
SIRES-STAR Limited	George Town
Sixco Leasing Limited	London
SMART SME CLO 2006-1 Ltd	George Town
SOLATOR Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SOLIDO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SOLON Grundstücks-Vermietungsgesellschaft mbH	Schoenefeld
SOLUM Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SOMA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SOMA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Heidelberg KG i.L.	Duesseldorf
Sonata Securities S.A.	Luxembourg
SOREX Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SOREX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hutschenreuther KG	Duesseldorf
SOREX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Lüdenscheid KG	Duesseldorf
SOREX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Mainz KG	Duesseldorf
SOSPITA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SOSPITA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekte Prima KG	Duesseldorf
SOSPITA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekte Sekunda KG	Duesseldorf
SPAN No.5 Pty Limited	Sydney
SPESSART 2009-1 GmbH	Frankfurt
SPhinX Limited	George Town
SPINO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SPLENDOR Grundstücks-Vermietungsgesellschaft mbH	Schoenefeld
Spring Asset Funding LLC	Wilmington
Spring Asset Funding Ltd	George Town
SPV Optimal SUS Ltd.	Nassau
SS Aggregation Trust	Wilmington
STABLON Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf

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List of Subsidiaries as of December 31, 2011	Domicile
STAGIRA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
STATOR Heizkraftwerk Frankfurt (Oder) Beteiligungsgesellschaft mbH	Schoenefeld
Stewart-Denny Holdings, LLC	Wilmington
Stichting Perus Investments	Amsterdam
Strategic Global Opportunities Ltd. - Class A Main USD	Nassau
STTN, Inc.	Wilmington
STUPA Heizwerk Frankfurt (Oder) Nord Beteiligungsgesellschaft mbH	Schoenefeld
SUBLICA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SUBU Mobilien-Vermietungsgesellschaft mbH	Duesseldorf
SULPUR Grundstücks-Vermietungsgesellschaft mbH	Schoenefeld
Sunflower Fund	Luxembourg
Sunrise Beteiligungsgesellschaft mbH	Frankfurt
SUPERA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SUPERA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Speyer KG	Duesseldorf
SUPLION Beteiligungsgesellschaft mbH	Duesseldorf
Survey Solutions B.V.	Amsterdam
Survey Trust	Wilmington
SUSA Mobilien-Vermietungsgesellschaft mbH	Duesseldorf
SUSIK Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
SUSIK Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Cottbus KG	Duesseldorf
Swabia 1 Limited	Dublin
Swabia 1. Vermögensbesitz-GmbH	Frankfurt
Sylvester (2001) Limited	George Town
TABA Grundstücks-Vermietungsgesellschaft mbH	Schoenefeld
TACET Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hameln KG	Duesseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Nordsternpark KG	Duesseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Osnabrück KG	Duesseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Ulm KG	Duesseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Wendelstein KG i.L	Duesseldorf
TAGO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
Tagus - Sociedade de Titularização de Creditos, S.A.	Lisbon
TAGUS Beteiligungsgesellschaft mbH	Duesseldorf
TAKIR Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
TARES Beteiligungsgesellschaft mbH	Duesseldorf
Taunus 2008-1 GmbH	Frankfurt
Taunus 2009-1 GmbH	Frankfurt
TEBA Beteiligungsgesellschaft mbH i.L.	Schoenefeld
TEBOR Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
TEMATIS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
TERGO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
TERRUS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
TERRUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Bernbach KG	Duesseldorf
TESATUR Beteiligungsgesellschaft mbH	Duesseldorf
TESATUR Beteiligungsgesellschaft mbH & Co. Objekt Halle I KG	Duesseldorf
TESATUR Beteiligungsgesellschaft mbH & Co. Objekt Nordhausen I KG	Duesseldorf
Thaumat Holdings Limited	Nicosia
The Admiral Charitable Trust	St. Peter Port
The CAP Accumulation Trust	Wilmington
The CIG Trust	St. Helier
The GIII Accumulation Trust	Wilmington
The Glanmore Property Euro Fund Limited	St. Peter Port
The GPR Accumulation Trust	Wilmington
The Life Accumulation Trust	Wilmington
The Life Accumulation Trust II	Wilmington
The Life Accumulation Trust III	Wilmington
The Life Accumulation Trust IV	Wilmington
The Life Accumulation Trust IX	Wilmington
The Life Accumulation Trust V	Wilmington
The Life Accumulation Trust VIII	Wilmington
The Life Accumulation Trust X	Wilmington
The Life Accumulation Trust XI	Wilmington
The Life Accumulation Trust XII	Wilmington
The PEB Accumulation Trust	Wilmington
The SLA Accumulation Trust	Wilmington
THRENI Grundstücks-Vermietungsgesellschaft mbH i.L.	Duesseldorf
Tilney Group Limited Employee Incentive Trust	St. Peter Port
Tintin II SPC	George Town
Tintin III SPC	George Town
Tokutei Mokuteki Kaisha CREP Investment V	Tokyo
TONGA Grundstücks-Vermietungsgesellschaft mbH i.L.	Duesseldorf
TOSSA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
TRAGO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
TREMA Grundstücks-Vermietungsgesellschaft mbH	Berlin
TRENTO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
TRINTO Beteiligungsgesellschaft mbH	Schoenefeld
TRIPLA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
TRS 1 LLC	Wilmington
TRS Aria LLC	Wilmington
TRS Babson I LLC	Wilmington
TRS Bluebay LLC	Wilmington
TRS Bruin LLC	Wilmington
TRS Callisto LLC	Wilmington
TRS Camulos LLC	Wilmington

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List of Subsidiaries as of December 31, 2011	Domicile
TRS Cypress LLC	Wilmington
TRS DB OH CC Fund Financing LLC	Wilmington
TRS Eclipse LLC	Wilmington
TRS Elara LLC	Wilmington
TRS Elgin LLC	Wilmington
TRS Elm LLC	Wilmington
TRS Feingold O’Keeffe LLC	Wilmington
TRS Fore LLC	Wilmington
TRS Ganymede LLC	Wilmington
TRS GSC Credit Strategies LLC	Wilmington
TRS Haka LLC	Wilmington
TRS HY FNDS LLC	Wilmington
TRS Io LLC	Wilmington
TRS Landsbanki Islands LLC	Wilmington
TRS Leda LLC	Wilmington
TRS Metis LLC	Wilmington
TRS Plainfield LLC	Wilmington
TRS Poplar LLC	Wilmington
TRS Quogue LLC	Wilmington
TRS Scorpio LLC	Wilmington
TRS SeaCliff LLC	Wilmington
TRS Stag LLC	Wilmington
TRS Stark LLC	Wilmington
TRS SVCO LLC	Wilmington
TRS Sycamore LLC	Wilmington
TRS Thebe LLC	Wilmington
TRS Tupelo LLC	Wilmington
TRS Venor LLC	Wilmington
TRS Watermill LLC	Wilmington
TUDO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
TUGA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
TXH Trust	Wilmington
TYRAS Beteiligungsgesellschaft mbH	Duesseldorf
Varapradha Real Estates Private Limited	Hyderabad
VARIS Beteiligungsgesellschaft mbH	Duesseldorf
VIERTE Fonds-Beteiligungsgesellschaft mbH	Duesseldorf
VIERTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
VIERUNDZWANZIGSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
VIERZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
Village Hospitality LLC	Wilmington
Volga Investments Limited	Dublin
Warwick Lane Investments B.V.	London
Wheatfield GmbH & Co. KG	Frankfurt
Winchester House Master Trust	Hamilton
Wohnungs-Verwaltungsgesellschaft Moers mbH	Duesseldorf
Wohnungsgesellschaft HEGEMAG GmbH	Duesseldorf
XARUS Grundstücks-Vermietungsgesellschaft mbH	Schoenefeld
XELLUM Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
XENTIS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
XERA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
XERIS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
ZABATUS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
ZAKATUR Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
ZALLUS Beteiligungsgesellschaft mbH	Duesseldorf
Zamalik Limited	Dublin
ZANTOS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
ZARAT Beteiligungsgesellschaft mbH	Duesseldorf
ZARAT Beteiligungsgesellschaft mbH & Co. Objekt Leben II KG	Duesseldorf
ZARGUS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
ZEA Beteiligungsgesellschaft mbH	Schoenefeld
ZEDORA 3 GmbH & Co. KG	Munich
ZEDORA 36 GmbH & Co. KG	Munich
ZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
ZELAS Beteiligungsgesellschaft mbH	Duesseldorf
ZELAS Beteiligungsgesellschaft mbH & Co. Leben I KG	Duesseldorf
ZENO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
ZEPTOS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
ZEREVIS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
ZERGUM Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
ZIBE Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
ZIDES Grundstücks-Vermietungsgesellschaft mbH	Schoenefeld
ZIMBEL Grundstücks-Vermietungsgesellschaft mbH	Schoenefeld
ZINUS Grundstücks-Vermietungsgesellschaft mbH	Schoenefeld
ZIRAS Grundstücks-Vermietungsgesellschaft mbH	Schoenefeld
ZITON Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
ZITRAL Beteiligungsgesellschaft mbH i.L.	Duesseldorf
ZITUS Grundstücks-Vermietungsgesellschaft mbH	Schoenefeld
ZONTUM Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
ZORUS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
Zugspitze 2008-1 GmbH	Frankfurt
Zumirez Drive LLC	Wilmington
ZURET Beteiligungsgesellschaft mbH	Duesseldorf
ZWANZIGSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
ZWEITE Fonds-Beteiligungsgesellschaft mbH	Duesseldorf

22 of 23

List of Subsidiaries as of December 31, 2011	Domicile
ZWEITE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
ZWEIUNDZWANZIGSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
ZWÖLFTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH	Duesseldorf
ZYLUM Beteiligungsgesellschaft mbH	Schoenefeld

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